BABSON
GROWTH
FUND

Annual Report
December 31, 1997

JONES & BABSON
MUTUAL FUNDS


MESSAGE
TO OUR SHAREHOLDERS

Babson Growth Fund finished 1997 with an unprecedented third-straight year of 20%-plus gains. The three-year return of the U.S. stock market is better than any other three-year period since 1928. Babson Growth Fund gained 27.99% (price change and reinvested distributions) during the calendar year ended December 31, 1997, compared to a gain of 25.25% for the average growth equity mutual fund (820 total) as measured by Lipper Analytical Services, and a 33.35% total return for the unmanaged Standard & Poor's 500 index. These returns include reinvested dividends.

These gains place Babson Growth Fund approximately in the top third of all growth equity mutual funds for the past one, two and three year time periods ended December 31, 1997, and have earned a 4-star overall rating from Morningstar, Inc. (based on a 5 star rating system). When added to the 21.80% gain in 1996 and the 31.43% increase in 1995, Babson Growth Fund is up 105% in the past three years.

Morningstar's proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Overall ratings are calculated from the fund's three, five-, and ten-year average annual total return (based upon available track records) in excess of 90-day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5% receive 4 stars. There were 2,332, 1,292 and 676 funds in Morningstar's domestic equity category for the three, five and 10 year periods ending December 31, 1997, respectively.

Average annual compounded total returns for one, five and ten year periods were 27.99%, 17.57% and 14.76%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

In December the Fund paid ordinary income dividends of $.27 per share (including short-term capital gains of $.2281) and realized capital gains of $1.07 per share. At calendar year-end the net asset value per share was $18.08.

The finance sector led the market to its record-setting performance last year with a gain of nearly 50%. "Merger mania" has driven valuations in the banking and brokerage industries to all-time highs, and at the same time these companies are benefiting from declining interest rates, lower loan losses and a strong growth in earnings. Insurance companies also saw their stock prices soar last year as the consolidation wave swept into the insurance industry amidst already improving underwriting results and aggressive share buyback plans.

Healthcare stocks were a big contributor to performance in Babson Growth Fund last year. Large investments in market-dominant pharmaceutical and medical device companies were top performing holdings in 1997. The high level of earnings growth generated by these companies is less susceptible to external shocks to the stock market or the economy.

Most of the attention of the market in the latter half of 1997 was focused on the technology sector, which weakened dramatically at year end due to uncertainty surrounding the currency devaluation and turmoil in Southeast Asia. Worst hit were the semiconductor companies that are perceived as being vulnerable to a slowdown in Asian demand for high-tech products. Asia has been a large market for many U.S. technology companies, and it is unclear how these economies will fare in the near-to-intermediate term.

We experienced an increased amount of volatility among our technology investments in the second half of 1997, but overall this sector was also a large contributor to gains last year. Volatility can create opportunities, and resulted in several new investments in technology stocks in the second half of last year.

Our disciplined approach to growth stock investing is unchanged: we focus on identifying high quality companies with leading market positions, proven management teams with a track record of consistently superior results, strong balance sheets with low relative debt levels and solid cash flows. We continue to invest in firms with the competitive advantages, management and financial strength to deliver sustained long-term growth.

In the six month period ended December 31, 1997, several new investments were made in companies with the aforementioned characteristics:

Herman Miller - innovative designer and manufacturer of office furniture;

Cadence Design Systems - world's leading provider of electronic design automation (EDA) software;

Maxim Integrated Products - producer of linear and mixed signal integrated circuits;

Microchip Technology - developer, manufacturer and marketer of field programmable microcontrollers and related specialty products;

Parametric Technology - world leader in mechanical computer-aided design, manufacturing and engineering (CAD/CAM/CAE) software.

We appreciate your continued interest in Babson Growth Fund.

Sincerely
Larry D. Armel
/s/Larry D. Armel
President



HISTORICAL RECORD

Progress of the Fund since it was founded in 1960.

<CATPION>
                                                                                                       NET ASSET
                                                                                      NET ASSET        VALUE PER
                                                   *LONG TERM      *SHORT TERM        VALUE PER       SHARE WITH
FISCAL                      NET       *ORDINARY      CAPITAL          CAPTIAL        SHARE WITH      DIVIDENDS AND
YEAR        TOTAL          ASSET       INCOME         GAINS            GAINS        CAPITAL GAINS    CAPITAL GAINS
ENDED        NET           VALUE      DIVIDENDS   DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS     DISTRIBUTIONS
JUNE 30    ASSETS        PER SHARE    PER SHARE       PER SHARE       PER SHARE      REINVESTED        REINVESTED
(Inception April 30)
<CATPION>
1960    $    128,066     $  4.87      $  -0-          $  -0-           $  -0-             4.87           $ 4.87
1965       5,176,041        6.36        0.100           0.07              -0-             6.52             6.97
1970      28,729,379        7.16        0.170           0.02              -0-             7.63             8.87
1971      54,672,327        9.60        0.190            -0-              -0-            10.23            12.15
1972      77,860,344       10.90        0.180            -0-              -0-            11.62            14.05
1973     106,017,401       10.66        0.160           0.09              -0-            11.46            14.05
1977     217,273,868        9.27        0.240            -0-              -0-             9.97            13.46
1978     217,114,139        9.40        0.280            -0-              -0-            10.11            14.06
1979     218,528,345       10.20        0.320            -0-              -0-            10.97            15.76
1980     234,348,577       11.25        0.390            -0-              -0-            12.08            18.01
1981     281,980,936       12.74        0.410            -0-              -0-            13.68            21.04
1982     205,749,921        9.67        0.440           0.79              -0-            11.24            17.97
1983     249,201,722       14.40        0.380           0.19               0.04          16.96            27.97
1984     208,290,661       10.85        0.380           1.615             -0-            14.68            24.91
1985     215,374,722       13.40        0.4025          1.6285             0.2225        18.14            31.36
1986     253,780,848       13.62        0.3525          1.3725            -0-            22.89            42.37
1987     288,727,782       16.25        0.305           1.29               0.005         28.45            53.43
1988     237,465,629       11.66        0.2925          2.3425            -0-            26.09            50.10
1989     266,125,877       11.87        0.3085          1.20               0.0965        29.38            58.38
1990     259,076,870       11.18        0.2725          1.125              0.01          30.36            62.04
1991     235,812,697       11.05        0.245           0.18              -0-            30.55            63.92
1992     232,400,994       11.70        0.20            0.025              0.011         32.45            69.10
1993     245,201,417       12.30        0.195           0.865             -0-            36.49            78.97
1994     227,724,061       11.78        0.20            0.7931            -0-            37.28            81.97
1995     247,282,420       13.43        0.18            0.5345            -0-            44.19            98.55
1996     280,457,130       14.42        0.132           1.908             -0-            53.72           121.21
1997     365,224,285       17.80        0.09            0.78              -0-            69.26           157.69
**1997   395,791,708       18.08        0.0419          1.07               0.2281        75.58           172.58

* Includes dividends and distributions applicable to the fiscal year which may have been paid soon after the fiscal year-end.
**Six months ended December 31, 1997.


STATEMENT OF NET ASSETS
December 31, 1997 (unaudited)

SHARES  COMPANY                                                   MARKET VALUE

COMMON STOCKS - 98.17%
BASIC MATERIALS - 6.36%
        124,000  duPont (E.I.) deNemours & Co.                  $    7,447,750
        229,000  Monsanto Co.                                        9,618,000
        180,000  Praxair Inc.                                        8,100,000
                                                                    25,165,750
CAPITAL GOODS - 6.24%
        124,000  Boeing Co.                                          6,068,250
        135,000  General Electric Co.                                9,905,625
        160,000  Herman Miller, Inc.                                 8,730,000
                                                                    24,703,875
CONSUMER CYCLICAL - 9.04%
         90,000  CVS Corp.                                           5,765,625
        125,000  Mattel, Inc.                                        4,656,250
         92,000  Nike, Inc. Cl. B                                    3,611,000
        149,250  Paychex, Inc.                                       7,555,781
         75,000  Reebok International Ltd.                           2,160,938
        266,400  Viking Office Products, Inc.                        5,810,850
         62,959  Walt Disney Co.                                     6,236,876
                                                                    35,797,320
CONSUMER STAPLES - 14.26%
        200,000  Anheuser-Busch Cos., Inc.                           8,800,000
         65,000  CPC International, Inc.                             7,003,750
         80,000  Gillette Co.                                        8,035,000
         96,000  Kimberly-Clark Corp.                                4,734,000
        200,000  PepsiCo, Inc.                                       7,287,500
        255,000  Philip Morris Cos., Inc.                           11,554,687
        142,500  Safeway, Inc.                                       9,013,125
                                                                    56,428,062
ENERGY - 3.19%
        100,000  Mobil Corp.                                         7,218,750
        100,000  Royal Dutch Petroleum Co.                           5,418,750
                                                                    12,637,500
FINANCIAL - 9.87%
         72,500  American International Group, Inc.                  7,884,375
        248,000  Federal Home Loan Mortgage Corp.                   10,400,500
         33,000  General Re Corp.                                    6,996,000
        117,000  Mellon Bank Corp.                                   7,093,125
        110,000  NationsBank Corp.                                   6,689,375
                                                                    39,063,375
HEALTH CARE - 21.28%
         70,000  Abbott Laboratories                                 4,589,375
        145,000  American Home Products Corp.                       11,092,500
        172,000  Boston Scientific Corp.                             7,890,500
        110,000  Bristol-Myers Squibb Co.                           10,408,750
        105,000  Cardinal Health, Inc.                               7,888,125
        130,000  Guidant Corp.                                       8,092,500
        170,000  Johnson & Johnson                                  11,198,750
        134,000  Pfizer, Inc.                                        9,991,375
         92,000  Scherer (R.P.) Corp.                                5,612,000
        225,000  Tenet Healthcare Corp.                              7,453,125
                                                                    84,217,000
MISCELLANEOUS - 1.87%
        200,000  Service Corp. International                         7,387,500
TECHNOLOGY - 26.06%
        121,000  Automatic Data Processing, Inc.                     7,426,375
        202,000  Cadence Design Systems, Inc.                        4,949,000
        168,000  Cisco Systems, Inc.                                 9,366,000
        132,500  Compaq Computer Corp.                               7,477,969
         81,000  Computer Sciences Corp.                             6,763,500
        208,342  First Data Corp.                                    6,094,003
        105,300  Intel Corp.                                         7,397,325
        222,500  KLA-Tencor Corp.                                    8,594,063
        219,900  Linear Technology Corp.                            12,671,737
        220,000  Maxim Integrated Products, Inc.                     7,590,000
        331,200  Microchip Technology, Inc.                          9,936,000
        183,000  Parametric Technology Corp.                         8,669,625
        160,000  Wallace Computer Services, Inc.                     6,220,000
                                                                   103,155,597
TOTAL COMMON STOCKS - 98.17%                                       388,555,979

FACE AMOUNT      DESCRIPTION                                      MARKET VALUE

SHORT-TERM CORPORATE NOTES - 1.52%
$     2,000,000  Ford Motor Credit Corp.,
                 5.76%, due January 14, 1998                         2,000,000
      4,000,000  Sears Roebuck Acceptance Corp.,
                 5.84%, due January 7, 1998                          4,000,000
                                                                     6,000,000

TOTAL INVESTMENTS - 99.69%                                      $  394,555,979

Other assets less liabilities -  0.31%                               1,235,729

TOTAL NET ASSETS - 100.00%
	(equivalent to $18.08 per share;
	100,000,000 shares of $1.00 par
	value capital shares authorized;
        21,887,605 shares outstanding)                          $  395,791,708

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1997 (unaudited)

ASSETS:
  Investment securities, at market value
   (identified cost $213,237,900)                               $  394,555,979
  Dividends receivable                                                 314,739
  Interest receivable                                                   20,447
  Receivable for investments sold                                    3,059,398
    Total assets                                                   397,950,563
LIABILITIES AND NET ASSETS:
  Cash overdraft                                                     2,158,855
    Total liabilities                                                2,158,855
NET ASSETS                                                      $  395,791,708

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                   $  202,192,372
  Accumulated undistributed income:
    Undistributed net investment income                               (90,844)
    Accumulated net realized gain on investment transactions        12,372,101
  Net unrealized appreciation in value of investments              181,318,079
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $  395,791,708

Capital shares, $1.00 par value
  Authorized                                                       100,000,000
  Outstanding                                                       21,887,605

NET ASSET VALUE PER SHARE                                       $        18.08

See accompanying Notes to Financial Statements.


STATEMENT OF OPERATIONS
Six Months Ended December 31, 1997 (unaudited)

INVESTMENT INCOME:
  Income:
    Dividends                                                   $    1,905,106
    Interest                                                           361,492
                                                                     2,266,598
  Expenses:
    Management fees (Note 3)                                         1,565,267
    Registration fees and other expenses                                23,474
                                                                     1,588,741
      Net investment income                                            677,857

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1):
  Realized gain from investment transactions
   (excluding repurchase agreements):
    Proceeds from sales of investments                              58,225,646
    Cost of investments sold                                        26,979,064
      Net realized gain from investment transactions                31,246,582
  Unrealized appreciation on investments:
    Beginning of period                                            178,953,944
    End of period                                                  181,318,079
      Increase in net unrealized appreciation on investments         2,364,135
      Net gain on investments                                       33,610,717
      Increase in net assets resulting from operations          $   34,288,574

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS

                                                                SIX MONTHS
                                                                ENDED                  YEAR ENDED
                                                                DECEMBER 31, 1997      JUNE 30,
                                                                (UNAUDITED)            1997
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                         $      677,857         $    1,894,076
  Net realized gain from investment transactions                    31,246,582             17,021,625
  Increase in net unrealized appreciation on investments             2,364,135             65,128,882
    Net increase in net assets resulting from operations            34,288,574             84,044,583
Net equalization included in the price of shares issued and
 redeemed (Note 1)                                                    (14,436)                 51,755

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                              (855,169)            (1,793,172)
  Net realized gain from investment transactions                  (26,500,222)           (15,303,933)
    Total distributions to shareholders                           (27,355,391)           (17,097,105)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 1,594,681 and 4,240,248 shares sold                 30,374,957              7,566,845
  Net asset value of 1,458,584 and 971,556 shares issued for
    reinvestment of distributions                                   25,233,499              5,850,216
                                                                    55,608,456             83,417,061
  Cost of 1,686,374 and 4,135,058 shares redeemed                 (31,959,780)           (65,649,139)
    Net increase from capital share transactions                    23,648,676             17,767,922
      Total increase in net assets                                  30,567,423             84,767,155

NET ASSETS:
  Beginning of period                                              365,224,285            280,457,130
  End of period (including undistributed net investment
   income of ($90,844) and $100,904, respectively)              $  395,791,708         $  365,224,285

*Distributions to shareholders:
   Income dividends per share                                   $        .0419         $         0.09
   Capital gains distribution per share                         $       1.2981         $         0.78

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Common stocks traded over-the-counter are valued at the average of the last reported bid and asked prices. Investment transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal and State Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.

Equalization - The Fund uses the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

2. PURCHASES AND SALES OF SECURITIES:
The aggregate amounts of security transactions during the period ended December 31, 1997 (excluding short-term commercial notes and repurchase agreements), were as follows:

        Purchases                  $  60,111,225
        Proceeds from sales           58,225,646

3. MANAGEMENT FEES:
Management fees, which include all normal expenses of the Fund other than taxes, fees and other charges of governmental agencies for qualifying the Fund's shares for sale, special legal fees, interest and brokerage commissions, are paid to Jones & Babson, Inc., an affiliated company. These fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent on net assets up to $250,000,000, and .70 of one percent on net assets exceeding that amount. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

BOARD OF DIRECTORS
Larry D. Armel
Francis C. Rood
William H. Russell
H. David Rybolt

OFFICERS
Larry D. Armel
  President
P. Bradley Adams
  Vice President & Treasurer
Michael A. Brummel
  Vice President
Martin A. Cramer
  Vice President & Secretary
James B. Gribbell
  Vice President - Portfolio
Constance E. Martin
  Vice President


INVESTMENT COUNSEL
David L. Babson & Co. Inc.
Cambridge, Massachusetts

AUDITORS
Arthur Andersen LLP
Kansas City, Missouri

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
Philadelphia, Pennsylvania

John G. Dyer
Kansas City, Missouri

CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri

This report has been prepared for the information of the Shareholders of David
L. Babson Growth Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund


* Closed to new investors.


JONES & BABSON
MUTUAL FUNDS

BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900

1-800-4-BABSON

(1-800-422-2766)

http://www.jbfunds.com